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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  AUGUST 21, 1998



                         Complete Wellness Centers, Inc.
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              (Exact Name of Registrant as specified in its Charter)

Delaware                                0-22115                   52-1910135
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
or corporation)                                              Identification No.)

666 11th Street, NW, Suite 200
Washington, D.C.                                                     20001
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(Address of Principal                                              (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code:  (202) 639-9700
                                                  - - - - - - - - - - -
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        (Former name or former address, if changed since last report)



Item 5.     OTHER EVENTS

I.

A special shareholders meeting was held at the Company's corporate offices at 10 am on August 11, 1998 to consider the actions specified in the Proxy as filed on July 22, 1998 with the SEC as DEFR14A. Those actions approved by a majority of the shareholders who hold the outstanding stock are:

i. Approved for purposes of the shareholder approval policy of the NASDAQ Small Cap Market, the issuance of the Company's Common Stock and Convertible Preferred Stock pursuant to the terms of the Second Supplement to the Investment Agreement between Wexford Spectrum Investors LLC, Imprimis Investors LLC and the Company dated as of July 2, 1998 and the issuance of shares of Common Stock issuable upon the conversion of shares of Convertible Preferred Stock; and

ii.Approved and authorized an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company from 10,000,000 to 50,000,000.

II.

It is noted that a typographical error is present throughout the above referenced Proxy in the par value of the Common Stock of the Company. The par value should be $.0001665 instead of $.0065.

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III.

A revised pro-forma balance sheet is attached as Exhibit I reclassifying Preferred Stock to Convertible from Redeemable, as stated in the previously filed June 30, 1998 10Q.


Exhibit I

Complete Wellness Centers, Inc. and Subsidiaries
Pro-forma Balance Sheet



The following Condensed Consolidated Balance Sheet at June 30, 1998 are presented to show the effect of the July 2, 1998 Second Supplement to the Investor Agreement and the August 11, 1998 shareholders vote affirming the Company's request to allow the original Redeemable Preferred Stock to be changed to Convertible Preferred Stock, as if the Second supplement to the Investment agreement and the shareholders approval had occurred on June 30, 1998.

                                                        JUNE 30,          JUNE 30,
                                                          1998              1998
                                                        HISTORICAL       AS ADJUSTED
                                                      ------------      ------------
                                                        (UNAUDITED)      (UNAUDITED)
    Assets

    Total current assets                              $  8,576,710     $   8,576,710

    Furniture and equipment, net                           576,618           576,618

                                                      ------------     -------------
    Total assets                                      $  9,153,328     $   9,153,328
                                                      ============     =============


    Liabilities and Stockholders' Equity/(Deficit)

    Current liabilities                               $  5,439,200     $   5,439,200

    Redeemable Preferred Stock                           4,813,614

    Stockholders (deficit)/equity                       (1,099,486)     3,714,128.00
                                                      ------------     -------------
    Total liabilities and
    stockholders equity                               $  9,153,328     $   9,153,328
                                                      ============     =============